Exhibit 10.4

CHART INDUSTRIES, INC.

AMENDMENT NO. 2 TO

EMPLOYMENT AGREEMENT

This Amendment No. 2 (the “Amendment”) to the Employment Agreement dated February 26, 2008 (the “Agreement”), by and between Chart Industries, Inc. (the “Company”) and Kenneth J. Webster (“Executive”), is effective June 1, 2010.

WITNESSETH:

WHEREAS, the Company and the Executive desire to amend the Agreement; and

WHEREAS, the parties reserved the right to amend the Agreement pursuant to Section 13.c thereof.

NOW, THEREFORE, pursuant to Section 13.c of the Agreement, and effective as of June 1, 2010, the parties hereby amend the Agreement as follows:

1. Section 2.a of the Agreement shall be deleted in its entirety and replaced with the following:

2.a. Title. During the Employment Term, Executive shall serve as Vice President, Chief Accounting Officer and Controller of the Company. In such position, Executive shall have such duties, authority and responsibility as shall be determined from time to time by the Board of Directors of the Company (the “Board”), the Chief Executive Officer or the Chief Financial Officer of the Company, which duties, authority and responsibility are consistent with the position of Vice President, Chief Accounting Officer and Controller of the Company.

2. In Section 3 of the Agreement, delete the dollar amount “$156,000” and replace with “$180,000”.

3. In Section 4 of the Agreement delete the phrase “of forty-five percent (45%) of the Executive’s Base Salary (with it being understood that forty-five percent (45%) of the Executive’s Base Salary is the “Target”)” in its entirety and replace it with “of sixty-five percent (65%) of the Executive’s Base Salary (with it being understood that sixty-five percent (65%) of the Executive’s Base Salary is the “Target”)”.

3. Except as set forth herein, this Agreement is not modified or amended.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment.

CHART INDUSTRIES, INC.		KENNETH J. WEBSTER
(“Company”)		(“Executive”)

By:	/s/ Mark H. Ludwig	/s/ Kenneth J. Webster
Name:	Mark H. Ludwig
Title:	Vice President—Human Resources